UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

iShares, Inc.

iShares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Special Meeting of Shareholders Adjourned Until November 19, 2009

The Special Meeting of Shareholders of the iShares Funds scheduled for November 4, 2009, at 5:00 p.m. (Pacific Time) has been adjourned further until November 19, 2009, at 5:00 p.m. (Pacific Time) for the following iShares Funds only:

iShares, Inc.

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI EMU Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

iShares Trust

iShares Nasdaq Biotechnology Index Fund

iShares Russell 3000 Growth Index Fund

iShares S&P 100 Index Fund

iShares S&P 1500 Index Fund

iShares S&P 500 Index Fund

iShares S&P Asia 50 Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iShares FTSE China (HK Listed) Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares MSCI ACWI Index Fund

iShares S&P Growth Allocation Fund

iShares S&P Aggressive Allocation Fund

iShares MSCI All Peru Capped Index Fund

iShares S&P Emerging Markets Infrastructure Index Fund

Questions and Answers Regarding Adjournment

of the Special Meeting of Shareholders

of the iShares Funds

Q.	What is an adjournment?

A.	If, by the time scheduled for a shareholder meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from shareholders, the chairman of the applicable meeting may adjourn the meeting to permit further solicitation of proxies from shareholders. The adjournment of a shareholder meeting provides additional time to solicit proxies after the scheduled meeting time to allow shareholders who have not yet voted on a proposal the opportunity to cast their vote.

Q.	What Special Meetings of the iShares Funds have been adjourned?

A.	There were two special shareholder meetings (“Special Meetings of Shareholders”) scheduled for November 4, 2009, in order to consider and vote upon certain proposals recommended by the Board of Directors of iShares, Inc. and the Board of Trustees of iShares Trust (collectively, the “Board of the iShares Funds”). Only the First Special Meeting of Shareholders has been adjourned to November 19, 2009 at 5:00 PM (PST) (the “Adjourned Special Meeting”) and only with regard to certain iShares Funds (see “What iShares Funds have been adjourned” question below). The First Special Meeting of Shareholders was called to approve a new investment advisory agreement for all iShares Funds and to approve a change in the classification of the investment objective for certain iShares Funds.

Q.	What iShares Funds have adjourned the First Special Meeting of Shareholders?

A.	The First Special Meeting of Shareholders has been adjourned for the following iShares Funds:

iShares, Inc.

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI EMU Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI United Kingdom Index Fund

iShares Trust

iShares Nasdaq Biotechnology Index Fund

iShares Russell 3000 Growth Index Fund

iShares S&P 100 Index Fund

iShares S&P 1500 Index Fund

iShares S&P 500 Index Fund

iShares S&P Asia 50 Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iShares FTSE China (HK Listed) Index Fund

iShares FTSE/Xinhua China 25 Index Fund

iShares MSCI ACWI Index Fund

iShares S&P Growth Allocation Fund

iShares S&P Aggressive Allocation Fund

iShares MSCI All Peru Capped Index Fund

iShares S&P Emerging Markets Infrastructure Index Fund

Q.	How have other shareholders voted on the proposals?

A.	Shareholders who have already cast their vote have voted overwhelmingly in support of the Board’s recommendation in favor of all proposals.

Q.	Why should shareholders vote now?

A.	Shareholders should act now to help avoid additional adjournments and to avoid further solicitation, which will save expenses and allow the Adjourned Special Meeting to be held to consider the proposals.

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Q.	How can I stop receiving multiple communications regarding this proxy solicitation?

A.	The goal of the communications effort is to provide shareholders with the necessary information so that they can exercise their rights as shareholders. The best method for shareholders to stop receiving communications is for them to vote their shares. Please understand that it is important that every shareholder participates in the governance of their iShares Fund to ensure that their iShares Fund receives enough votes to act on the proposals. If votes are not received promptly or if we do not receive enough votes, shareholders may be solicited repeatedly. Solicitation may take the form of additional mailings, emails, or telephone calls.

Q.	If the new investment advisory agreement is not approved for a particular iShares Fund, will that iShares Fund be closed and liquidated?

A.	We do not currently intend to close and liquidate any iShares Funds. If, for a particular iShares Fund, shareholders fail to approve a new investment advisory agreement at the Adjourned Special Meeting, the meeting will be adjourned further with regard to that iShares Fund to allow those iShares Funds additional time to solicit sufficient votes to achieve a quorum and to allow action on the proposal(s). If sufficient votes are not achieved for a quorum and to allow action on the proposal(s), the Board of the iShares Funds will take such action it deems necessary and in the best interests of those iShares Funds and their shareholders, including closing and liquidating such iShares Fund.

Q.	What proposals are shareholders being asked to vote on at the Adjourned Special Meeting?

A.	There are up to two proposals that shareholders will be asked to vote on:

Proposal 1 (for shareholders of each Fund): To approve a new advisory agreement between certain iShares Fund and Barclays Global Fund Advisors (see “What iShares Funds have been adjourned” question above).

Proposal 2 (for shareholders of certain Funds): To approve a change in the classification of such iShares Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy (meaning the investment objective can be changed by the Board of the iShares Funds without shareholder approval).

Q.	Has the Board of the iShares Funds provided a recommendation to shareholders on how they should vote on the two proposals?

A.	Yes, the Board of the iShares Funds has unanimously approved each proposal and recommends that shareholders vote in favor of each proposal.

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Q.	How can shareholders vote?

A.	Shareholders may vote in a variety of different ways. We believe the fastest and most convenient way for shareholders to vote is by calling a Live Operator at Broadridge, our proxy solicitor, at 1-866-450-8471. To vote by Live Operator, shareholders will not be required to provide the multiple “control” numbers located on each of the proxy cards they receive. Broadridge representatives are available Monday through Friday, 9:30 a.m. to 12:00 midnight (Eastern time), and Saturday, 10:00 a.m. to 9:00 p.m. (Eastern time). Shareholders may also vote by mail, by telephone using an automated system, by the internet (www.proxyvote.com), or in person, all as further detailed in the Joint Proxy Statement received by shareholders.

Q.	What if a shareholder or financial adviser has additional questions?

A.	Shareholders can contact Broadridge at 1-866-450-8471 or visit www.proxyvote.com. Financial advisers can contact their iShares Representative, call 1-800-iShares, or visit www.iShares.com.

©2009 Barclays Global Investors, N.A. All rights reserved. iShares® is a registered trademark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

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